                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 21, 1998


                            CENTRAL NEWSPAPERS, INC.
             (Exact name of registrant as specified in its charter)


               INDIANA                                    1-10333                                 35-0220660
    (State or other jurisdiction                        (Commission                             (IRS Employer
          of incorporation)                            File Number)                          Identification No.)


                200 EAST VAN BUREN STREET, PHOENIX, ARIZONA 85004
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code   (602) 444-8000


                                      NONE
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

  EXHIBIT
  NUMBER          DESCRIPTION
  ------          -----------

    99            Press Release dated September 21, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTRAL NEWSPAPERS, INC.



Date: September 22, 1998           By:\s\ Thomas K. MacGillivray
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer and Duly
                                      Authorized Officer)

                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------

    99            Press Release dated September 21, 1998